Exhibit 24a


                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Management Savings and Employee Stock Ownership Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.

         /s/ F. Duane Ackerman                                April 25, 2004
             F. Duane Ackerman                                     Date
      Chairman of the Board, President
      Chief Executive Officer, Director
         (Principal Executive Officer)


         /s/ Ronald M. Dykes                                  April 27, 2004
               Ronald M. Dykes                                      Date
             Chief Financial Officer
         (Principal Financial Officer)


         /s/ W. Patrick Shannon                               April 28, 2004
               W. Patrick Shannon                                  Date
             Vice President - Finance
         (Principal Accounting Officer)

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Management Savings and Employee Stock Ownership Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Reuben V. Anderson                              April 25, 2004
               Reuben V. Anderson                                 Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Management Savings and Employee Stock Ownership Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.



         /s/ James H. Blanchard                        April 25, 2004
               James H. Blanchard                            Date
                     Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Management Savings and Employee Stock Ownership Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ J. Hyatt Brown                      April 25, 2004
               J. Hyatt Brown                         Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Management Savings and Employee Stock Ownership Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.



         /s/ Armando M. Codina                  April 25, 2004
          Armando M. Codina                          Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Management Savings and Employee Stock Ownership Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.



         /s/ Kathleen F. Feldstein                    April 25, 2004
           Kathleen F. Feldstein                           Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Management Savings and Employee Stock Ownership Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.



         /s/ James P. Kelly                            April 25, 2004
          James P. Kelly                                   Date
                Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Management Savings and Employee Stock Ownership Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Leo F. Mullin                           April 25, 2004
            Leo F. Mullin                                 Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Management Savings and Employee Stock Ownership Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ Robin B. Smith                              April 25, 2004
            Robin B. Smith                                    Date
                  Director

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

         WHEREAS, BELLSOUTH CORPORATION, a Georgia corporation (the "Company"), propose to file with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, a registration statement (the "Registration Statement") to register 10 million shares of common stock issuable pursuant to the BellSouth Management Savings and Employee Stock Ownership Plan.

         NOW THEREFORE, each of the undersigned hereby constitutes and appoints Lynn Wentworth, W. Patrick Shannon and James N. Young, and each of them, as his or her true and lawful attorneys in his or her name, place and stead in each of his or her respective capacities in the Company, to execute and file the Registration Statement, including the related prospectus, with respect to the securities to be offered and sold under the Registration Statement therein described and thereafter to execute and file any and all additional registration statements pursuant to Instruction E to Form S-8 and any and all amended registration statement or statements or amendments or supplements thereto, with all exhibits thereto, to withdraw the Registration Statement or otherwise, hereby giving and granting to said attorneys full power and authority (including substitution and revocation) to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the date indicated.


         /s/ William S. Stavropoulos                April 25, 2004
         William S. Stavropoulos                         Date
                  Director